COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Iron Horse Fund

(a series of Northern Lights Fund Trust)

INTO

Rational Iron Horse Fund

(a series of Mutual Fund and Variable Insurance Trust)

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

January 20, 2017

Iron Horse Fund

a series of Northern Lights Fund Trust

January 20, 2017

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Iron Horse Fund (the “Existing Fund”), a series of Northern Lights Fund Trust (“NLFT”). We are pleased to announce that after careful consideration, Van Hulzen Asset Management, LLC (“Van Hulzen”), the Existing Fund’s investment adviser, recommended, and the Board of Trustees of NLFT approved, the reorganization of the Existing Fund into a new series of Mutual Fund and Variable Insurance Trust (“MFVIT”), the Rational Iron Horse Fund (the “New Fund”) (the “Reorganization”). The proposed Reorganization will result in a change to the Existing Fund’s expense ratio. The investment objective and principal investment strategies of the Existing Fund will remain the same.

Van Hulzen serves as the adviser to the Existing Fund, and will become the sub-adviser to the New Fund. Rational Advisors, Inc. will serve as the investment adviser to the New Fund. Van Hulzen believes the shareholders of the Existing Fund will benefit from the Reorganization because it will provide the Existing Fund increased opportunities for asset growth which may result in a decline in Fund expenses. The New Fund will also be part of a fund family subject to the oversight of Rational Advisors, Inc.

A Special Meeting of Shareholders of the Existing Fund is to be held at 9:00 a.m. Eastern Time on February 17, 2017, at 80 Arkay Drive, Suite 110, Hauppauge, New York, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Existing Fund will be exchanged for shares of the New Fund, at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

The Reorganization will result in a decrease in the total net fund expenses payable by the New Fund as compared to the total net fund expenses that are currently paid by the Existing Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If Existing Fund shareholders approve the Reorganization, the Reorganization will take effect on or about February 17, 2017.  At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

The Board of Trustees of NLFT, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Van Hulzen, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of MFVIT has authorized the Reorganization and approved an investment advisory agreement with Rational Advisors, Inc. and a subadvisory agreement with Van Hulzen to serve as the New Fund’s investment sub-adviser.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about February 17, 2017.

Sincerely,

James Ash

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Iron Horse Fund

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 17, 2017

To the Shareholders of the Iron Horse Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Iron Horse Fund (the “Existing Fund”), a series of Northern Lights Fund Trust (“NLFT”), is to be held at 9:00 a.m. Eastern time on February 17, 2017, at 80 Arkay Drive, Suite 110, Hauppauge, New York.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the Rational Iron Horse Fund (the “New Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT”).

The transfer effectively would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on December 14, 2016, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of NLFT,

James Ash

Secretary

Northern Lights Fund Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 17, 2017, or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/ironhorsefund.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on February 17, 2017.

A.	The Board of Trustees of Northern Lights Fund Trust (“NLFT”) has called the Special Meeting at which you will be asked to vote on the reorganization (the “Reorganization”) of the Iron Horse Fund (the “Existing Fund”) into the Rational Iron Horse Fund (the “New Fund”). If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Northern Lights Fund Trust will consider other possible courses of action in the best interests of shareholders, including seeking shareholder approval of amended proposals.

Q.	Has the Board approved the Reorganization?

A.	The Board of Trustees of NLFT has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund and recommends that you vote in favor of the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of the Existing Fund will be exchanged for shares of the New Fund. You will not pay any sales charges in connection with the Reorganization. Although the price of the new shares of the New Fund may be different from the price of your current shares of the Existing Fund, the new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same.
Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical. Both Funds seek total return with less volatility than equity markets in general.
Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about February 17, 2017.

Q.	Who will pay for the Reorganization?

A.	The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by Rational Advisors, Inc. and Van Hulzen Asset Management, LLC.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	No. The Reorganization will not result in higher fees for shareholders. The New Fund’s total operating expenses will be slightly lower than those of the Existing Fund. Rational Advisors, LLC will be paid an investment advisory fee equal to 1.25% of the New Fund's average daily net assets, which is the same as the investment advisory fee currently paid by the Existing Fund. It is expected that the New Fund will not incur acquired fund fees and expenses as currently reflected in the Existing Fund’s total operating expenses. Estimated Other Expenses of the New Fund are expected to be lower than those of the Existing Fund. Other Expenses for the New Fund do include a shareholder services fee of 0.25% of the average daily net assets for Class A and Institutional Class shares. The Existing Fund does not charge a similar fee for shareholder services. Each Fund’s Class A shares pay 0.25% in 12b-1 fees. Institutional Class shares of the New Fund and Class I shares of the Existing Fund do not pay 12b-1 fees. The Existing Fund charges similar front-end sales loads on the purchase of Class A shares as the New Fund; however, the breakpoints are different, and shareholders of the New Fund pay a contingent deferred sales charge of 1.00% of the redemption amount on Class A shares redeemed within 24 months after purchase when the front-end sales load is waived on purchases of $1 million or more. The Existing Fund does not have such a waiver or contingent deferred sales charge.

Rational Advisors, Inc. has contractually agreed to waive fees and/or reimburse expenses of the New Fund, to insure that, subject to certain limitations, total annual fund operating expenses after fee waiver/reimbursement do not exceed 1.70% and 1.95% of average daily net assets attributable to the New Fund’s Institutional Class and Class A shares, respectively through April 30, 2018. Van Hulzen has contractually agreed to reduce its fees and to reimburse expenses of the Existing Fund, at least until July 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement will not exceed 1.70% and 1.95% of average daily net assets attributable to the Existing Fund’s Class I and Class A shares, respectively.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees of the Existing Fund may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on February 17, 2017 at 80 Arkay Drive, Suite 110, Hauppauge, New York.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-800-967-5068.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Northern Lights Fund Trust in validating your vote if you fail to sign your proxy card properly.

1.                  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA Estate of John B. Smith	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 17, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/ironhorsefund.pdf  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

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COMBINED PROXY STATEMENT/PROSPECTUS

January 20, 2017

FOR THE REORGANIZATION OF

Iron Horse Fund

A series of Northern Lights Fund Trust

Class A Shares IHRAX

Class I Shares IHRIX

__________________

IN EXCHANGE FOR SHARES OF

Rational Iron Horse Fund

A series of Mutual Fund and Variable Insurance Trust

Class A Shares IHRAX

Institutional Class IHRIX

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

1-855-241-7514

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of the existing Iron Horse Fund (the “Existing Fund”), a series of Northern Lights Fund Trust (“NLFT”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between NLFT, on behalf of the Existing Fund, and Mutual Fund and Variable Insurance (“MFVIT”), on behalf of the Rational Iron Horse Fund (the “New Fund”), a series of MFVIT, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at 80 Arkay Drive, Suite 110, Hauppauge, New York on February 17, 2017, at 9:00 a.m. Eastern Time. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the Reorganization Agreement. A copy of the Reorganization Agreement is attached as Exhibit A.

Proposal

1.	Approval of the Reorganization Agreement that provides for: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund.  In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about February 17, 2017 (the “Closing Date”).

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Each of NLFT and MFVIT is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NLFT is a Delaware statutory trust.  MFVIT is a Delaware statutory trust. Van Hulzen Asset Management, LLC (“Van Hulzen”) is the investment adviser to the Existing Fund. Van Hulzen will be the sub-adviser to the New Fund. Rational Advisors, Inc. will serve as investment adviser to the New Fund. Van Hulzen believes the shareholders of the New Fund will benefit from the Reorganization as Van Hulzen will continue to provide investment advisory services to the New Fund in its role as sub-adviser. Gemini Fund Services, LLC is the transfer, administrative and fund accounting agent for the New Fund and the Existing Fund. Northern Lights Distributors, LLC is the principal distributor of the Existing Fund and the New Fund.

2

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of MFVIT, on behalf of the New Fund to approve an investment advisory agreement with Rational Advisors, Inc. and a subadvisory agreement with Van Hulzen. The initial sole shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-855-241-7514. Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of the Iron Horse Fund’s annual report for the fiscal year ended March 31, 2016 or semi-annual report for the fiscal period ended September 30, 2016, please contact the Iron Horse Fund at 1-855-241-7514, at info@vaminvest.com or in writing at, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130.

This Proxy Statement sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement). A Prospectus (as supplemented from time to time) and Statement of Additional Information for the Existing Fund, dated July 29, 2016, indirectly relating to this Proxy Statement and including certain financial information about the Existing Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Existing Fund toll-free at 1-855-241-7514. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund dated July 29, 2016. A Prospectus (as supplemented from time to time) and Statement of Additional Information for the New Fund, dated January 11, 2017, indirectly relating to this Proxy Statement, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the New Fund toll-free at 1-800-253-0412. For a detailed discussion of the investment objectives, policies, risks and restrictions of the New Fund, see the Prospectus for the Fund dated January 11, 2017.

The Existing Fund’s Prospectus dated July 29, 2016, Annual Report to Shareholders for the fiscal year ended March 31, 2016, containing audited financial statements, and Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2016, containing unaudited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to NLFT, through the Internet at www.ironhorsefund.com or by calling 1-855-241-7514.

This Proxy Statement will be mailed on or about January 20, 2017 to shareholders of record of the Existing Fund as of December 14, 2016 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

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Table of Contents

SYNOPSIS	1
The Reorganization	1
The Funds	2
Fees and Expenses	2
Investment Objectives	4
Fund Performance	5
Investment Limitations	5
The Funds' Purchase, Exchange and Redemption Procedures	9
Purchase Procedures.	12
Principal Risks of Investing in the Funds	17
Fund Management	22
The Adviser	22
The Sub-Adviser	22
Portfolio Managers	22
The Investment Adviser	24
Sub-Adviser Portfolio Managers	24
INFORMATION RELATING TO THE REORGANIZATION	25
Description of the Reorganization	25
Costs of Reorganization	26
Federal Income Taxes	26
Capitalization	26
REASONS FOR THE REORGANIZATION	27
SHAREHOLDER RIGHTS	28
General Shareholder Rights	28
Taxes	30
INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	31
VOTING MATTERS	32
General Information	32
Voting Rights and Required Vote	32
Record Date and Outstanding Shares	33
Security Ownership of Certain Beneficial Owners and Management	34
OTHER BUSINESS	36
SHAREHOLDER INQUIRIES	37
EXHIBIT A	A-1
EXHIBIT B	B-1

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund and for the New Fund.

The Reorganization

Background. Pursuant to the Reorganization Agreement, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

The Board of Trustees of NLFT, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization or suffer any unfair burden as a result of the Reorganization. The Board of Trustees of NLFT recommends that you vote FOR approval of the Reorganization.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions. Nevertheless, the sale of securities in the ordinary course of business by the Existing Fund prior to its Reorganization could result in a taxable capital gains distribution prior to the Reorganization. Therefore, net capital gains (if any) related to the reorganization are expected to be insignificant. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Existing Fund, the Existing Fund’s adviser does not intend to sell any securities prior to the Reorganization.

Special Considerations and Risk Factors. The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical. The investment policies, however, are similar but differ in several aspects. For a comparison of each Fund's investment objectives and principal investment strategies, see “Investment Objective” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks” below.

The Funds

Business of the Funds. MFVIT is an open-end management investment company organized as a Delaware statutory trust on June 23, 2006. MFVIT offers redeemable shares in different series of investment portfolios. The New Fund is a series of MFVIT. NLFT is an open-end management investment company organized as a Delaware statutory trust on January 19, 2005, that offers redeemable shares in different series of investment portfolios. The Existing Fund is a series of NLFT. The Existing Fund offers two classes of shares, designated Class A and I. The New Fund offers Class A, Class C and Institutional Class shares. If the Reorganization is approved, Class A shareholders of the Existing Fund will receive Class A shares of the New Fund and Class I shareholders of the Existing Fund will receive Institutional Class shares of the New Fund.

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund. The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund. The

1

Existing Fund’s expenses are based upon the Existing Fund’s Prospectus, dated July 29, 2016. The New Fund’s expenses are based upon estimated expenses for its first fiscal year.

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Existing Fund - Iron Horse Fund- Class A Shares	5.75%	None	None	None
Existing Fund - Iron Horse Fund Class I Shares	None	None	None	None

New Fund - Rational Iron Horse Fund – Class A Shares	5.75%[1]	1.00%[2]	None	None
New Fund - Rational Iron Horse Fund – Institutional Shares	None	None	None	None

1 As described in the New Fund prospectus, investors that purchase $1,000,000 or more of the New Fund’s Class A shares will not pay any initial sales charge on the purchase.

2. In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses	Fee Waiver	Total Fund Operating Expenses After Fee Waiver
Existing Fund - Iron Horse Fund- Class A Shares	1.25%	0.25%	0.86%[1]	0.01%	2.37%	0.41%[2]	1.96%
Existing Fund - Iron Horse Fund Class I Shares	1.25%	0.00%	0.86%[1]	0.01%	2.12%	0.41%[2]	1.71%

New Fund - Rational Iron Horse Fund – Class A Shares	1.25%	0.25%	0.70%[3]	0.00%	2.20%	0.25%[4]	1.95%
New Fund - Rational Iron Horse Fund – Institutional Shares	1.25%	0.00%	0.70%[3]	0.00%	1.95%	0.25%[4]	1.70%

1 Other expenses for the Existing Fund have been restated to reflect that the amounts previously available for recapture by the Adviser have been exhausted.

2. The Existing Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred

2

loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses, will not exceed 1.95% and 1.70% of average daily net assets attributable to Class A and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limitation at time of waiver or at the time of recoupment, whichever is less.

3 Includes shareholder services fee of 0.25% of the average daily net assets attributable to each of Class A and Institutional Class Shares.

4 Rational Advisors, Inc. has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.70% and 1.95% of the Institutional Shares and Class A Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

Examples

These Examples are intended to help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Fund	1 Year	3 Years [1]	5 Years [1]	10 Years [1]
Existing Fund – Class A Shares	$763	$1,235	$1,733	$3,096
Existing Fund – Class I Shares	$174	$624	$1,101	$2,419
	1 Year	3 Years[1]	5 Years[1]	10 Years[1]
New Fund – Class A Shares	$762	$1,201	$1,665	$2,945
New Fund – Institutional Shares	$173	$588	$1,029	$2,255

1 Assumes the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Objectives

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

Existing Fund

Investment Objective: The Fund seeks total return with less volatility than equity markets in general.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in:

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  dividend-paying common stocks, and
  by writing call options on common stocks and common stock indices.

The adviser selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The adviser combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The adviser's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The adviser uses historical price ranges and returns to determine exit points. The adviser uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The adviser's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The adviser's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The adviser's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques, the adviser expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general.

The adviser selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The adviser selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the adviser's fundamental process. The option is “covered” because the Fund owns the stock at the time it sells the option.

The adviser buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile. To help mitigate against a potential short or intermediate-term decline in the overall stock market, the Fund may purchase put options or engage in put option spread transactions (i.e. selling a put option at a lower strike price to offset the cost of a purchased put option) on broad-based indices (such as the S&P 500, S&P MidCap 400 or other indices) or ETFs that seek to replicate the returns of such indices

The adviser may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

New Fund

Investment Objective: The Fund seeks total return with less volatility than equity markets in general.

Principal Investment Strategies: The Fund's sub-adviser seeks to achieve the Fund's investment objective by investing primarily in:

•       dividend-paying common stocks, and

•       by writing call options on common stocks and common stock indices.

The sub-adviser selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-adviser combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-adviser's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-adviser uses historical price ranges and returns to determine exit points. The sub-adviser uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-adviser's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-

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adviser's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-adviser's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the sub-adviser expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The sub-adviser selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-adviser selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the adviser's fundamental process. The option is “covered” because the Fund owns the stock at the time it sells the option.

The sub-adviser buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-adviser may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

How the Funds Compare

Investment Objectives: The investment objective of the Existing Fund and the New Fund is identical.

Principal Investment Strategies: The principal investment strategies of the Existing Fund and the New Fund are substantially similar except that the New Fund does not hedge market declines by purchasing put options and ETFs or engaging in put option spread transactions.

For a discussion of the risks of investing in the Existing Fund and the New Fund, please see PRINCIPAL RISKS in this Proxy Statement.

The Fund's Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each of the Funds. The fundamental investment limitations for the Existing Fund and the Fund are identical. These limitations cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Existing Fund and the New Fund have each adopted the following fundamental investment limitations:

1. Borrowing Money

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The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Issuing Senior Securities.

The Fund will not issue senior securities except as is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Loans.

The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

4. Concentration by Industry.

The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

5. Underwriting

The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

6. Real Estate

The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

7. Commodities

The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Funds. The non-fundamental policies for the Existing Fund and the New Fund are identical. Non-fundamental limitations may be changed at any time by each Fund's Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

The Existing Fund and the New Fund have each adopted the following non-fundamental investment limitations:

1. Pledging

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The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing

The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.	Margin Purchases

The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

3. Illiquid Investments

The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

The Funds' Purchase, Exchange and Redemption Procedures

As each of the Existing Fund and the New Fund employ the same transfer agent, each Fund's purchase, exchange, redemption procedures and policies regarding valuation, frequent trading and dividends are substantially similar. These procedures, as well as other features related to investing in the Fund, are summarized below. A more complete description of each Fund's procedures can be found in each Fund’s respective Prospectus.

Share Classes

The Existing Fund offers two classes of shares: Class A and Class I. The New Fund offers three classes of shares: Class A, Class C and Institutional Class shares.

As discussed above under Fees and Expenses, Existing Fund Class A shares and New Fund Class A shares are subject to a maximum initial sales charge of 5.75%. The Class I shares of the Existing Fund and the Institutional Class shares of the New Fund are offered without an initial sales charge. For the Existing Fund, the minimum initial investment in Class A shares is $5,000 for regular accounts and $2,500 for retirement accounts. The minimum initial investment in Class I shares is $100,000. The minimum subsequent investment for both account types is $500. For the New Fund, the minimum initial purchase for the Fund’s Class A and Institutional Shares is $1,000. For Class A, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500.

Pricing Fund Shares

Each Fund's share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by the Fund or its authorized agents.

Existing Fund

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the

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NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

New Fund

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

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All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Comparison

The pricing policies for the Existing Fund and the New Fund are substantially similar and have no material differences.

Purchase Procedures.

Each Fund prices direct purchases with the transfer agent based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received. Direct purchase orders received by the Existing Fund and the New Fund by the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are effected at that day's public offering price or NAV.

Both the Existing Fund and the New Fund allow investments in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plan. Both the Existing Fund and the New Fund permit you to make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution. The Existing Fund allows minimum investments of $100 under its automatic investment plan. The New Fund allows minimum investments of $50 under its automatic investment plan.

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Sales Charges.

The Existing Fund charges a sales load on the purchase of Class A shares. The sales load is paid to the distributor for the Fund, Northern Lights Distributors LLC, which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

The following table illustrates the sales load breakpoints for the purchase of shares of the Existing Fund:

Existing Fund Class A Shares – Front-End Sales Charge
Amount of Single Transaction	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance*
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

The New Fund charges a sales load on the purchase of Class A shares. The sales load is paid to the distributor for the Fund, Northern Lights Distributors LLC, which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

The following table illustrates the sales load breakpoints for the purchase of shares of the New Fund:

New Fund Class A Shares – Front-End Sales Charge
Amount of Single Transaction	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above*	0.00%	0.00%	0.00%

*        A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Comparison: The front-end sales charges of the Existing Fund and the New Fund are similar. Single transactions of less than $25,000 pay the same front-end sales charge amounts. Single transactions of $25,000 up to $49,999 pay 0.75% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $50,000 up to $99,999 pay the same front-end sales charge amounts. Single transactions of $100,000 up to $249,999 pay 0.25% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $250,000 up to $499,999 pay 0.50% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $500,000 up to $999,999 pay 0.50% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $1,000,000 or more pay 1.00% more in front-end sales charges for the Existing Fund than the New Fund, although the New Fund has a CDSC of 1.00% if those shares are redeemed within 24 months of purchase.

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Purchases of Class A Shares at a Reduced Sales Load. You also may purchase Class A Shares of the Existing Fund and Class A shares of the New Fund at the reduced sales charges shown in the tables above through the Rights of Accumulation Program or by signing a Letter of Intent.

Existing Fund

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different from your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

New Fund

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the

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value of the Fund’s investments held by the members of your immediately family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Comparison: The means of reducing the front-end sales charge for the Existing Fund and the New Fund are substantially similar. However, the Existing Fund does not allow shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs to be aggregated, but the New Fund does not have such a prohibition. The New Fund allows the value of the Fund’s investments held by the members of your immediately family to be aggregated, but the Existing Fund does not.

Waiver of Front-End Sales Charge. The Existing Fund and the New Fund do not impose a front-end sales load on the following types of purchases or purchases by the following types of investors.

Existing Fund

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

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If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

New Fund

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.

Comparison: The policies regarding the waiver of front-end sales charges the Existing Fund and the New Fund are substantially similar. However, the Existing Fund allows shareholders to repurchase an amount of Class A shares of the Fund at NAV, without the normal front-end sales charge, equivalent to the amount of Class A shares that they have redeemed within the past 120 days. The New Fund has no such policy. The New Fund also waives sales loads for purchases of $1 million or more, but the Existing Fund has no such policy.

Exchange Privilege.

Existing Fund: The Existing Fund does not allow shareholders to exchange their Existing Fund shares for shares of another mutual fund.

New Fund: On any business day when the NYSE is open, you may exchange Shares of the Fund for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds offered in other prospectuses.

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a

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short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

Comparison: The policies regarding the exchange privileges of the Existing Fund and the New Fund are not substantially similar. The Existing Fund does not have a policy providing for exchanging shares of the Fund for shares of another mutual fund while the New Fund’s exchange policy permit shareholders to exchange Shares of the Fund for the same class of Shares of any other Rational Fund offering such shares.

Contingent Deferred Sales Charges

Existing Fund

The Existing Fund does not have a contingent deferred sales charge.

New Fund

For the New Fund, in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Comparison: The policies regarding contingent deferred sales charges for the Existing Fund and the New Fund are not substantially similar. The Existing Fund does not have a contingent deferred sales charge. In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), the New Fund charges a contingent deferred sales charge of 1.00% on Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Redemption Procedures

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by the Fund's distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell, minus any applicable CDSC. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan and indirectly through a shareholder's nominee such as a broker-dealer or financial institution or financial adviser. Proceeds may be paid by check or by wire transfer. The Existing Fund charges a $15 fee per wire transfer. The New Fund does not charge a fee per wire transfer.

The Existing Fund and the New Fund do not intend to redeem shares in any form except cash. The Existing Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Existing Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Existing Fund and valued using the same

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procedures as used in calculating the Existing Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

The New Fund reserves the right to honor requests for redemption orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the New Fund and valued under the New Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the MFVIT Board of Trustees has determined that, until otherwise approved by the Board, all redemptions in the New Fund be made in cash only. If the MFVIT Board determines to allow the New Fund to redeem in kind in the future, the New Fund will provide shareholders with notice of such change to the redemption policy.

Low Balances: If at any time your Class A or Class I account balance falls below $2,500, the Existing Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed. After the notice period, the Existing Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Existing Fund will not charge any redemption fee on involuntary redemptions.

The New Fund may require you to redeem all of your shares in the New Fund on 30 days written notice if the value of your shares in the New Fund is less than $2,500 due to redemption, or such other minimum amount as the New Fund may determine from time to time. You may increase the value of your shares in the New Fund to the minimum amount within the 30-day period. The New Fund will not charge any redemption fee on involuntary redemptions.

Distribution Arrangements

Pursuant to Rule 12b-1 under the 1940 Act, both the Existing Fund and the New Fund have adopted plans (each a “Plan”) of distribution pursuant to which each Fund may directly incur or reimburse the distributor for certain expenses and fees related to the distribution and sale of its shares and for services provided to shareholders, including:

• payments to securities dealers and other persons, including the Fund's distributor and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;
• expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Fund;
• expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
• expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
• expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plan adopted by Existing Fund, the Fund may pay 0.25% of the Existing Fund’s average daily net assets attributable to Class A shares. The Existing Fund has not adopted the Plan for Class I shares. Under the Plan adopted by the New Fund, the New Fund may pay 0.25% of the New Fund’s average daily net assets attributable to Class A shares. The New Fund has not adopted the Plan for Institutional Class shares.

Shareholder Services Plan

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MFVIT has adopted a Shareholder Servicing Plan with respect to the New Fund’s Class A and Institutional Share Classes. The New Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of New Fund shares.

The Existing Fund does not have a Shareholder Servicing Plan.

Frequent Trading Policy

Existing Fund

The Existing Fund discourages and does not accommodate market timing. Frequent trading into and out of the Existing Fund can harm all Fund shareholders by disrupting the Existing Fund's investment strategies, increasing the Existing Fund’s expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Existing Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Existing Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Existing Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Existing Fund's “Market Timing Trading Policy”;
  Rejecting or limiting specific purchase requests; and
  Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Existing Fund seeks to make judgments and applications that are consistent with the interests of the Existing Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Existing Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Existing Fund.

The Existing Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Existing Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Existing Fund.

Although the Existing Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Existing Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Existing Fund. While the Existing Fund will encourage financial intermediaries to apply the Existing Fund's Market Timing Trading Policy to their customers who invest indirectly in the Existing Fund, the Existing Fund is limited in its ability to monitor the trading activity or enforce the Existing Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Existing Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Existing Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Existing Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Existing Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Existing Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Existing Fund upon request. If the Existing

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Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Existing Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

New Fund

The New Fund also discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the New Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade New Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of New Fund shares held by long term shareholders, disrupt portfolio management and increase New Fund expenses for all shareholders. The New Fund’s Board of Trustees has adopted a policy directing the New Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the New Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all New Fund shareholders. While the New Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the New Fund with a net purchase or redemption request on any given day where purchasers of New Fund shares and redeemers of New Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the New Fund. The netting effect often makes it more difficult for the New Fund to detect market timing, and there can be no assurance that the New Fund will be able to do so. Brokers maintaining omnibus accounts with the New Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the New Fund upon request. If the New Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the New Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the New Fund or its shareholders or if the New Fund thinks that trading is abusive.

Comparison

The frequent trading policies for the Existing Fund and the New Fund are substantially similar and have no material differences.

Dividend Policies

Existing Fund

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

New Fund

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist

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of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Comparison

The dividend policies for the Existing and New Fund are materially similar.

Principal Risks of Investing in the Funds

The Existing Fund and the New Fund are subject to identical investment risks. However, the New Fund describes risks related to small capitalization stocks and managed volatility techniques in addition to the risks described in the Existing Fund’s current prospectus.

Explanation of Risks

Foreign Investment Risk. Investing in stocks of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Country risk arises because virtually every country has interfered with international transactions in its currency. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains. The percentage change in an option's price is highly sensitive to the price on the underlying stock or index, which will magnify the Fund's losses when compared to option premium received.

Management Risk. The net asset value of the Fund changes daily based on the performance of the stocks and call options in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its stock selection, call writing and risk management strategies. The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation or depreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

Managed Volatility Risk. Techniques used by the adviser to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the stocks and call options in which the Fund invests. The Fund invests in stocks that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Small and Medium Capitalization Stock Risk. The value of small and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Volatility Risk. If the Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio's value does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of leveraged derivatives can amplify the effects of market volatility on the Fund's share price.
    Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.
    Tracking Risk: Call options may not be perfect substitutes for the securities they are intended to track or hedge. Factors such as differences in supply and demand for certain derivatives may cause their returns to deviate from the sub-advisor's expectations. Consequently, derivative returns may not be highly correlated to the securities they are intended to hedge.

ADDITIONAL INFORMATION ABOUT THE NEW FUND

Portfolio Turnover. The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the New Fund's performance. Because the New Fund has not yet commenced operations, it does not have a portfolio turnover to report.

Performance. Because the New Fund has not yet commenced operations, no past performance information is presented for the New Fund. However, if approved by shareholders, the New Fund will acquire all of the assets and liabilities of the

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Existing Fund. In addition, the New Fund will assume the performance history of the Existing Fund. The performance information for the Existing Fund can be found in the Existing Fund’s most recent Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Objective. The Fund’s investment objective is to seek total return with less volatility than equity markets in general. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies. The Fund's sub-adviser seeks to achieve the Fund's investment objective by investing primarily in:

  dividend-paying common stocks, and
  by writing call options on common stocks and common stock indices.

The sub-adviser selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub- adviser combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-adviser selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines. The sub-adviser selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the adviser's fundamental process. The option is “covered” because the Fund owns the stock at the time it sells the option. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (known as the exercise price) any time up to a certain date in the future (known as the expiration date). If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide income to the Fund. The selling of covered call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. The sub-adviser's goal is not to maximize option income, as with many buy-write strategies, because it believes this would lead to holding stocks with above-average volatility. The sub-adviser selects stocks driven by its fundamental process, with options used to add income and downside protection and to achieve an exit strategy commensurate with its fundamental valuation targets.

Fundamental Analysis

The sub-adviser employs a fundamental process for selecting stocks. The fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-adviser selects companies that it believes have a consistent track record of value creation and a sustainable business model by ranking them using the following peer group criteria:

    Higher than average return on capital
    Lower than average financial leverage
    Relatively consistent cash flows
    Attractively priced, based on fundamentals
    Higher than average dividends

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Stocks that pass the sub-adviser's fundamental screening process are then ranked based on their risk/return ratios (the adviser's forecast for upside potential divided by downside risk). The sub-adviser uses these risk/return ratios to determine the portfolio weightings.

Technical Analysis

The sub-adviser uses a proprietary mathematical process that focuses on trends in price measured over specific periods of time to set stop loss levels, determine entry/exit points, and to improve the risk/reward profile of the portfolio. This analysis helps the sub-adviser identify characteristics of price trends (distance and time) that correspond to option strike prices and option expiration contract months, and as a downside risk analysis tool in order to improve risk/reward modeling.

Risk Management

Risk management is central to the sub-adviser's investment process. It uses several risk management techniques including tolerable-risk models, Value-At-Risk models and stop-loss procedures in order to manage portfolio risk. As a result of using these risk management techniques to manage the volatility level of the Fund’s return, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down. The sub-adviser manages portfolio-level and stock-specific risk using the following procedures:

o	Equal stock portfolio weights based on risk/reward ratio rather than equal weight exposure
o	Fundamental screening process focuses on quality of management and financial consistency to seek to avoid companies with above average financial leverage and/or speculative business models
o	Written call options to add returns and partial protection against market declines
o	Sell discipline using pre-determined targets for trim/sell orders and stop-loss rules

The sub-adviser buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The sub-adviser may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Temporary Investments: From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

FUND MANAGEMENT

Existing Fund

The Adviser

Van Hulzen Asset Management, LLC, 4370 Town Center Boulevard, El Dorado Hills, CA 95762, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, subject

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to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended March 31, 2016, the Adviser earned an aggregate fee of 0.75% ($235,195) of the Fund's average daily net assets for investment advisory services performed.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Existing Fund's Annual Report to Shareholders dated March 31, 2016.

Portfolio Managers

Craig Van Hulzen

Chief Investment Officer, President and Portfolio Manager

Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the Van Hulzen Asset Management, LLC in 1996. Mr. Van Hulzen oversees the investment process for the adviser. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce

Managing Director and Portfolio Manager

Mr. Pearce has served as Managing Director and Portfolio Manager of Van Hulzen Asset Management, LLC since February 2008. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the adviser's Investment Committee and oversees the adviser's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink

Managing Director and Portfolio Manager

Mr. ten Brink has served as a Managing Director and Portfolio Manager of Van Hulzen Asset Management, LLC since January 2011. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

Management of Other Accounts

Messrs Van Hulzen, Pearce and ten Brink serve as the Co-Portfolio Managers responsible for the day-to-day investment management of the Existing Fund. This section includes information about the Portfolio Managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

As indicated in the chart below, the Portfolio Managers are responsible for the day-to-day management of other accounts in addition to the Existing Fund, as of December 31, 2016. None of these accounts are subject to performance based fees.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig Van Hulzen	0	None	0	None	450	$623 million
John Pearce	0	None	0	None	450	$623 million
Stefan ten Brink	0	None	0	None	450	$623 million

Potential Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Portfolio Managers' Compensation. Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Disclosure of Securities Ownership. The Existing Fund is required to show the dollar amount range of each portfolio manager's “beneficial ownership” of shares of the Existing Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Existing Fund
Craig Van Hulzen	$50,001-$100,000
John Pearce	$50,001-$100,000
Stefan ten Brink	$1-$10,000

New Fund

The Investment Adviser

Rational Advisors, Inc., 36 N. New York Ave., Huntington, NY 11743, serves as the New Fund’s investment adviser. Rational Advisors, Inc. is an Ohio corporation and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Rational Advisors, Inc. is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex”.

The New Fund pays Rational Advisors, Inc. an investment advisory fee equal to 1.25% of the Fund’s average daily net assets for its services as adviser.

An affiliate of Rational Advisors, Inc. has received an exemptive order from the SEC that permits Rational Advisors, Inc., with the MFVIT Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with Rational Advisors, Inc. without obtaining shareholder approval.

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Shareholders will be notified if and when a new sub-adviser is employed by Rational Advisors, Inc. within 90 days of such change.

The Investment Sub-Adviser

Van Hulzen Asset Management, LLC, 4370 Town Center Boulevard, El Dorado Hills, CA 95762, serves as the New Fund's investment sub-adviser. Van Hulzen Asset Management, LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Van Hulzen Asset Management, LLC is a California limited liability company formed in 2003.

Portfolio Managers

Craig Van Hulzen

Chief Investment Officer, President and Portfolio Manager

Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the Van Hulzen Asset Management, LLC in 1996. Mr. Van Hulzen oversees the investment process for the adviser. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce

Managing Director and Portfolio Manager

Mr. Pearce has served as Managing Director and Portfolio Manager of Van Hulzen Asset Management, LLC since February 2008. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the adviser's Investment Committee and oversees the adviser's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink

Managing Director and Portfolio Manager

Mr. ten Brink has served as a Managing Director and Portfolio Manager of Van Hulzen Asset Management, LLC since January 2011. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

Management of Other Accounts. Messers Van Hulzen, Pearce and ten Brink serve as the Co-Portfolio Managers responsible for the day-to-day investment management of the New Fund. This section includes information about the Portfolio Managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

As indicated in the chart below, the Portfolio Managers are responsible for the day-to-day management of other accounts in addition to the New Fund, as of December 31, 2016. None of these accounts are subject to performance based fees.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig Van Hulzen	1	$12 million	0	None	450	$623 million
John Pearce	1	$12 million	0	None	450	$623 million
Stefan ten Brink	1	$12 million	0	None	450	$623 million

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each of the Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special

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circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Portfolio Managers' Compensation. Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund's shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of the Mutual Fund and Variable Insurance Fund Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, NLFT may issue an indefinite number of shares of beneficial interest for each class of shares of the New Fund. By class, each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees with respect to each class. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV without a sales charge, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of NLFT or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to that class of shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the New Fund shares due to the shareholders of the Existing Fund. Class A shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class I shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on February 17, 2017 (the “Closing Date”). No shares of the New Fund to be issued will have preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Existing Fund shareholders. The Existing Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of the Existing Fund; (ii) the receipt by NLFT and MFVIT of a tax opinion to the effect that the Reorganization will be tax-free to the Existing Fund and its shareholders; (iii) an undertaking from the MFVIT Board of Trustees that for a period of no less than 3 years following the closing of the Reorganization it will be composed of at least 75% of persons who are not interested persons of Rational Advisors, Inc. or Van Hulzen Asset Management, LLC; and (iv) an undertaking from the MFVIT Board of Trustees that it will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time

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prior to the Closing Date of the Reorganization, the Board of Trustees of NLFT determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of the Existing Fund's shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, an investment advisory agreement between the New Fund and Rational Advisors, Inc. will take effect. If shareholders of the Existing Fund do not vote to approve the Reorganization, however, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; legal review by legal counsel to NLFT of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Reorganization Agreement and the proxy statement on Form N-14, including the delivery of a tax opinion by legal counsel and any other Reorganization costs will be borne by Rational Advisors, Inc. and Van Hulzen Asset Management, LLC equally. The estimated costs of the Reorganization are $40,000. Van Hulzen Asset Management, LLC has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $12,000.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, NLFT and MFVIT will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Existing Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of March 31, 2016, the Existing Fund had unutilized federal tax long-term capital loss carryforwards of $43,491, which may be carried forward indefinitely.

The final amount of unutilized capital loss carryover for the Existing Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the New Fund. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Capitalization

The following table sets forth, as of June 30, 2016: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

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Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Existing Fund- Iron Horse Fund Total
Class A Shares	8,170,954	None	8,170,954	10.02	815,238.507
Class I Shares	8,855,005	None	8,855,005	10.03	882,551.611
New Fund – Rational Iron Horse Fund Proforma
Class A Shares	8,170,954	None	8,170,954	10.02	815,238.507
Class C Shares	0	None	0	0	0
Institutional Class Shares	8,855,005	None	8,855,005	10.03	882,551.611
Adjustment for Shares Outstanding
Combined Fund Proforma	17,025,959	None	17,025,959

* Results may vary due to rounding

REASONS FOR THE REORGANIZATION

At a meeting held on May 17-18 2016, the Board of Trustees of NLFT approved the proposed Reorganization.  The deliberations shown below reflect the consideration of information presented at the time of the board meeting, which may differ from the updated information presented elsewhere in this Proxy Statement. At this meeting, representatives of Rational Advisors, Inc. provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganization.  Based on Van Hulzen Asset Management’s evaluation of the Existing Fund in the context of the NLFT fund lineup, including a consideration of Van Hulzen Asset Management’s ability to grow the Existing Fund in such a way as to realize economies of scale and provide a strategy differentiated from peers, Van Hulzen Asset Management recommended that the Board approve the Reorganization. The representatives provided information to the Board of Trustees concerning: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Existing Fund and the New Fund; and (iii) the impact of the Reorganization on the Existing Fund and its shareholders.

Before approving the Reorganization, the NLFT Trustees examined all factors that it considered relevant. The NLFT Trustees reviewed the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Existing Fund’s shareholders for approval. The NLFT Trustees discussed that if the Reorganization is approved, the New Fund’s net estimated expenses will be equal to the net expenses to be paid by the Existing Fund after the expiration of the current fee waiver on July 31, 2016. The NLFT Trustees discussed that although Van Hulzen would no longer serve as adviser, they were pleased that the existing portfolio managers will continue to provide portfolio management services to the New Fund following the Reorganization as portfolio managers of the sub-adviser. The NLFT Trustees noted that under the Reorganization, the new adviser and Van Hulzen, as sub-adviser, would be providing a comparable level of portfolio management services to the New Fund and shareholders as are currently being provided to the Existing Fund.

The NLFT Trustees agreed that the intended adviser and sub-adviser team has the ability to provide quality services with increased opportunities for economies of scale due to the marketing, infrastructure and size of the Mutual Fund & Variable Insurance Trust family of funds. The NLFT Trustees determined that the Reorganization offers the Existing Fund significant resources above and beyond Van Hulzen acting as adviser alone, and that the Reorganization would not result in a dilution of shareholder interests.

The NLFT Trustees noted that the new adviser and Van Hulzen will bear all costs associated with the Reorganization, the Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the Proxy Statement and the cost of copying, printing and mailing proxy materials. The NLFT Trustees further discussed the fact that, under the Plan of Reorganization, the New Fund would assume all of the liabilities of its corresponding Existing Fund. The NLFT Trustees considered that the Reorganization is not expected to result in taxable income or gain or other adverse federal tax consequences to shareholders.

The NLFT Trustees reviewed information regarding comparative expense ratios. The NLFT Trustees noted that the new adviser has agree to waive advisory fees and/or reimburse the New Fund's expenses in order to limit the total annual

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fund operating expenses to 1.70% and 1.95% for Institutional and Class A shares, respectively, at least until April 30, 2018. They confirmed that the New Fund’s expense limitation agreement would exist on substantially similar terms as the agreement currently in place with respect to the Existing Fund.

The NLFT Trustees reviewed the investment objective, policies, and investment restrictions of both the Existing Fund and the New Fund, discussed certain aspects of each, and concluded that the New Fund will have the same investment objective and substantially similar investment strategies as the Existing Fund. The NLFT Trustees also discussed certain differences, concluding that they were not material and are not expected to have an impact on the day-to-day management of the New Fund.

Based on the foregoing considerations, the NLFT Trustees determined that the Reorganization is in the best interests of the Existing Fund's shareholders.  On the basis of the information provided to the NLFT Trustees and its evaluation of that information, the Board recommends that the shareholders of the Existing Fund vote “For” this proposal to approve the Reorganization.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. The Existing Fund is a series of NLFT. NLFT is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated January 19, 2005. NLFT is governed by its By-Laws and by applicable Delaware law.

The New Fund is a series of MFVIT. MFVIT is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated June 23, 2006. MFVITis governed by its By-Laws and by applicable Delaware law.

Shares. NLFT and MFVIT are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each NLFT and MFVIT mutual fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of NLFT and MFVIT entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of NLFT and MFVIT to be voted in the aggregate without differentiation between the separate Series or classes, then all of NLFT’s and MFVIT’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware.  Meetings of the shareholders of NLFT or MFVIT or a series of either may be called by the Board of Trustees, Chairman of the Board or the President of NLFT or MFVIT for any lawful purpose, including the purpose of electing Trustees as provided in Article IV, Section 1 of the Declaration of Trust.  Special meetings of the shareholders of NLFT or MFVIT any series thereof shall be called by the Board of Trustees, Chairman or President upon the written request of shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws.  Whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Election and Term of Trustees. Existing Fund - The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority

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of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15).  The initial Trustee shall be the person named herein.  The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause.  The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose.  A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.  Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

New Fund - The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than twenty (20). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Shareholder Liability. Pursuant to NLFT's and MFVIT’s Agreements and Declarations of Trust, shareholders of series of NLFT or MFVIT are not personally liable for the acts, omissions or obligations of NLFT or MFVIT or the Trustees of either NLFT or MFVIT.

Liability of Trustees. To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of NLFT or MFVIT; any investment adviser or principal underwriter of NLFT or MFVIT; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  NLFT or MFVIT; out of each of their respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of NLFT or MFVIT, respectively.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of NLFT or MFVIT whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to NLFT or MFVIT or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Reorganization. A majority of the Board of Trustees may cause NLFT or MFVIT to sell, convey and transfer all or substantially all of the assets of NLFT or MFVIT, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to NLFT or MFVIT to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another series of the trust, shares of such other series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as such phrase is defined in the 1940 Act, of that series.  Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various series the assets associated with which have so been sold, conveyed and transferred) ratably among the shareholders of the series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such Series); and if all of the assets of NLFT or MFVIT have been so sold, conveyed and transferred, NLFT or MFVIT shall be dissolved.

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Comparison of Shareholder Rights

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust's governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between the Existing Fund and the New Fund.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund generally is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

An additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

For a detailed discussion of the investment objectives, policies, risks and restrictions of the New Fund, see the Prospectus for the New Fund dated January 11, 2017, which has been filed with the SEC and is incorporated by reference

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into this Proxy Statement. A Statement of Additional Information for the New Fund dated January 11, 2017, has been filed with the SEC, and is incorporated by reference into this Proxy Statement. Copies of the Prospectus and Statement of Additional Information for the New Fund are available upon request and without charge by calling toll-free 1-800-253-0412 or by visiting www.rationalmf.com or www.sec.gov.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated July 29, 2016, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund dated July 29, 2016, has been filed with the SEC, and is incorporated by reference into this Proxy Statement. Copies of the Prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-855-241-7514 or by visiting www.ironhorsefund.com or www.sec.gov.

NLFT and MFVIT are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by NLFT and MFVIT may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Financial Statements. The financial statements of the Existing Fund for the fiscal year ended March 31, 2016 have been audited by Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. NLFT will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon request. Requests should be made by calling toll-free 1-855-241-7514 or by visiting www.ironhorsefund.com. The Annual Reports for the Existing Fund also are available on the SEC's website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Semi-Annual Report for the fiscal period ended September 30, 2016 are attached as Exhibit B.

Under the Plan of Reorganization, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The Existing Fund will be the accounting survivor of the Reorganization.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of NLFT in connection with the Special Meeting to be held on February 17, 2017 at 9:00 a.m. Eastern time at 80 Arkay Drive, Suite 110, Hauppauge, New York, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about January 20, 2017. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of NLFT has fixed the close of business on December 14, 2016, as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and

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to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 30% of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum, however, approval of the Reorganization requires the affirmative vote of the majority of outstanding shares. The term “majority of the outstanding shares” means the vote of more than 50% of the Fund's outstanding shares, in person or by proxy.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of Northern Lights Fund Trust at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

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A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of NLFT to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of the Existing Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Existing Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

NLFT does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of NLFT at the address set forth on the cover of this Proxy Statement so that they will be received by NLFT in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

Please advise NLFT whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on December 14, 2016, (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were outstanding and entitled to vote the following shares of the Existing Fund:

Fund	Number of Shares
Existing Fund Class A	363,106.1290
Existing Fund Class I	834,806.7840

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of NLFT, as a group, beneficially owned less than 1% of the outstanding shares of Existing Fund. As of the Record Date, the New Fund had no shares outstanding.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of January 3, 2017, there were no persons known by the Existing Fund to own of record, or beneficially 25% or more of the outstanding shares of the Existing Fund.

As of January 3, 2017, to the knowledge of the Trustees and management of NLFT, other than as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of each class of the Existing Fund.

Existing Fund Class A

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Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class	Percentage Ownership of Fund
LPL Financial, Attn. Fund Operations P.O. Box, 509046 San Diego, CA 92150	R	56,575	15.41%	4.74%
Charles Schwab 211 Main Street San Francisco, CA 94105	R	62,187	17.76%	5.20%
Wedbush Securities 1000 Wilshire Blvd. Los Angeles, CA 90017	R	30,457	8.30%	2.55%

Existing Fund Class I

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class	Percentage Ownership of Fund
LPL Financial, Attn. Fund Operations P.O. Box, 509046 San Diego, CA 92150	R	247,971	29.92%	20.75%
Charles Schwab 211 Main Street San Francisco, CA 94105	R	118,143	14.26%	9.88%
TD Ameritrade P.O. Box 2226 Omaha, NE 68103	R	267,521	32.29%	22.38%

OTHER BUSINESS

The Board of Trustees of NLFT knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to NLFT by calling 1-855-241-7514.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

James Ash

Secretary

Northern Lights Fund Trust

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [______], by and between Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (“MFVIT”), on behalf of its series identified in Exhibit A (the “New Fund”), and Northern Lights Fund Trust, a Delaware statutory trust (“NLFT”), on behalf of its series identified in Exhibit A hereto (the “Existing Fund”), (the Agreement and transactions contemplated hereunder for the Existing Fund and the New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if the Reorganization between the Existing Fund and the New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	The Existing Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, the New Fund shall, on the Exchange Date, (i) issue and deliver to the Existing Fund a number of full and fractional shares of beneficial interest of the corresponding classes of shares of the New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume certain enumerated liabilities of Existing Fund as set forth on the balance sheet of Existing Fund as of the Exchange Date (the “Liabilities”). It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.
(b)	Upon consummation of the transactions described in paragraph (a) above, the Existing Fund shall distribute New Fund Shares to its shareholders of record as of the Exchange Date in complete liquidation of the Existing Fund, the shareholder of a class of shares of the Existing Fund being entitled to receive a proportion of the class of New Fund Shares to which such class of Existing Fund shares relates, which proportion is determined by dividing the number of shares of beneficial interest of the particular share class of the Existing Fund held by such shareholder divided by the number of shares of such share class of the Existing Fund outstanding on such date. The Existing Fund shareholder will receive the class of New Fund Shares set forth on Exhibit A hereto that corresponds to the class of Existing Fund shares held by such shareholder. Certificates representing the New Fund Shares will not be issued. All issued and outstanding shares of the Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of the Existing Fund.

AGREEMENT

The Existing Fund and the New Fund agree as follows:

1. Representations and warranties of the New Fund.

MFVIT, on behalf of the New Fund, represents and warrants to and agrees with the Existing Fund that:

(a)	New Fund is a duly established series of MFVIT, a statutory trust duly established and validly existing under the laws of State of Delaware, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. MFVIT has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.
(b)	MFVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
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(c)	MFVIT and New Fund are not in violation in any material respect of any provisions of MFVIT’s Amended and Restated Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which MFVIT or New Fund is a party or by which MFVIT or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of MFVIT and by all other necessary trust action on the part of MFVIT and New Fund, and this Agreement constitutes the valid and binding obligation of MFVIT on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of MFVIT or New Fund, threatened against MFVIT in respect of New Fund or any of its properties or assets or against any person who MFVIT in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither MFVIT nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against MFVIT in respect of New Fund or any of New Fund’s properties or assets or any person whom MFVIT in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. MFVIT in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of MFVIT or New Fund, threatened against MFVIT or any of its properties or assets, that are likely to have a material adverse effect on the ability of MFVIT or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.
(f)	As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.
(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by MFVIT on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).
(h)	As of the effective date of the registration statement on Form N-14 of MFVIT on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to MFVIT or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of NLFT for use in the Registration Statement or the Prospectus/Proxy Statement.
(i)	The registration statement of MFVIT on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required
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to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the New Fund Materials and approved by an officer of NLFT for use in the New Fund Materials, including the accuracy of performance and financial information with respect to Existing Fund.

(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of MFVIT’s registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.
(k)	New Fund was established by the trustees of MFVIT in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.
(l)	As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in such New Fund’s registration statement on Form N-1A, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.
(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

2. Representations and warranties of the Existing Fund.

NLFT, on behalf of the Existing Fund, represents and warrants to and agrees with the New Fund that:

(a)	Existing Fund is a duly designated series of NLFT, a statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. NLFT is qualified as a foreign corporation in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on NLFT or Existing Fund. Each of NLFT and Existing Fund has all necessary federal, state and local
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authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	NLFT is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.
(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended March 31, 2016, such statements and schedule having been audited by Cohen & Company, Ltd., independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.
(d)	Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by NLFT with respect to Existing Fund. All advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectus and statement of additional information dated July 29, 2016, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.
(e)	Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing Fund, threatened against NLFT in respect of Existing Fund or any of its properties or assets or against any person who NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither NLFT nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against NLFT in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. NLFT in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate
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the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing Fund, threatened against NLFT or any of its properties or assets, that are likely to have a material adverse effect on the ability of NLFT or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of March 31, 2016, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2016, whether or not incurred in the ordinary course of business.
(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.
(h)	Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to NLFT or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement or made without the permission of NLFT.
(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.
(j)	NLFT and Existing Fund are not in violation in any material respect of any provisions of NLFT’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which NLFT or Existing Fund is a party or by which NLFT or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(k)	All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.
(l)	As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund’s
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knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.
(n)	At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.
(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.
(p)	No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.
(q)	Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.
(r)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of NLFT and by all other necessary trust action on the part of NLFT and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of NLFT and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(s)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of the Existing Fund and to the other terms and conditions contained herein, the Existing Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, the Existing Fund will, on the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.
(b)	The Existing Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid
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at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on [ ], 2016, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.
(d)	New Fund shall cause its adviser or another agent to deliver to the Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of the Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of March 31, 2016 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.
(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of the Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.
(f)	The Existing Fund will, at least 30 business days before the Exchange Date, furnish MFVIT, in respect of the New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously the New Fund will deliver to the Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in the case be determined as of the Valuation Time.
(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of MFVIT and its agents for calculating the net asset value of the series of MFVIT shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.
(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.
(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund on the Exchange Date by furnishing written instructions to New Fund’s transfer agent, which will, on the Exchange Date, set up open accounts for the shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends
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and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e)	Each of NLFT and MFVIT shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.
(f)	As soon as practicable after the Exchange Date, NLFT shall make all filings and take all steps as shall be necessary and proper to effect the termination of the Existing Fund under the laws of the State of Delaware. After the Exchange Date, the Existing Funds shall not conduct any business except in connection with its dissolution.

5. Expenses, fees, etc.

Rational Advisors, Inc. and Van Hulzen Asset Management, LLC shall bear equally the costs, fees and expenses incurred by MFVIT, NLFT and Existing Fund in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganizations pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Funds’ shareholder meetings and soliciting proxies. Also, Rational Advisors, Inc. and Van Hulzen Asset Management, LLC shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Fund and the registration in connection with the Reorganizations of shares of the New Fund to be offered in the Reorganizations, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganizations (all such costs, fees and expenses set forth above in this Section 5 to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis by Rational Advisors, Inc. and Van Hulzen Asset Management, LLC. The party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that the party has paid half of the total amount of Expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the New Fund or the Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of the Existing Fund to be transferred, assumption of the Liabilities of the Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of [ ], at [7:30 A.M.] on the next full business day following the Valuation Time, or at such other time and date agreed to by a New Fund and an Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	NLFT, on behalf of the Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.
(b)	The Existing Fund agrees that the liquidation, dissolution and termination of such Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of NLFT in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8. Tax Matters.

(a)	The Existing Fund will deliver (or cause to be delivered) to the New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the
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preparation and filing of tax returns for Existing Fund for tax periods ending on or before March 31, 2016 and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before March 31, 2016 of an amount or amounts sufficient for the Existing Fund to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2015 in any case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by NLFT following the provision of such copies thereof to the New Fund.

(b)	In addition to the Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of the Existing Fund with respect to the Existing Fund’s taxable year ending on March 31, [2016] (the, a “March 2016 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), NLFT shall prepare (or cause to be prepared) such March 2016 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such a March 2016 Tax Return’s due date (after giving effect to any properly made extension), (i) NLFT shall provide the New Fund with a copy of such March 2016 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said March 2016 Tax Return, and (ii) NLFT shall make (or cause to be made) any changes to such March 2016 Tax Return as the New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such September 2016 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by [NEW FUND AUDITOR]. NLFT will timely file (or cause to be timely filed) any such March 2016 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such March 2016 Tax Return.

9. Conditions of the New Fund’s obligations.

The obligations of the New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of NLFT (including a majority of those trustees who are not “interested persons” of NLFT, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of NLFT’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.
(b)	That the Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by NLFT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since March 31, 2016, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)	That NLFT, on behalf of the Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by NLFT’s President (or any Vice President) and
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Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of NLFT and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that NLFT and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against NLFT or the Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)	That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses, except in relation to the qualification of the transfer of the Existing Fund’s Assets to New Fund as a reorganization under Section 368(a)(1) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount,

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if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)	That the Assets of the Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.
(g)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(h)	That all actions taken by the Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the New Fund and Thompson Hine LLP.
(i)	That the Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.
(j)	That the Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of the holder of record of any such shares and the number of shares held of record by the such shareholder.
(k)	That all of the issued and outstanding shares of beneficial interest of the Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws or, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.
(l)	That the Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n)	That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of NLFT to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of NLFT have concluded that, based on their evaluation of the effectiveness of NLFT’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by NLFT on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in NLFT’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since March 31, 2016 that have materially affected, or are reasonably likely to materially affect, NLFT’s internal control over financial reporting.
(o)	That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MFVIT or the New Fund, threatened by the Commission.
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(p)	That, on or prior to the Exchange Date, the Existing Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing, in distributions qualifying for the dividends paid deduction, (i) all of the excess of (a) the Existing Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Existing Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Existing Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Existing Fund’s net capital gain realized (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in any case be computed without regard to the dividends paid deduction and include amounts in respect of both (x) the period beginning April 1, 2016 and ending on the Closing Date, and (y) any prior taxable year of the Existing Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

10. Conditions of the Existing Fund’s obligations.

The obligations of the Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the trustees of MFVIT (including a majority of those trustees who are not “interested persons” of MFVIT, as defined in Section 2(a)(19) of the 1940 Act).

(b)	That MFVIT, on behalf of the New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.
(c)	That MFVIT, on behalf of the New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by MFVIT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of MFVIT and the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that MFVIT and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.
(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against MFVIT or the New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)	(i) New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares in liquidation of the Existing Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Existing Fund and New Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by New Fund upon the receipt of the Assets of the Existing Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund; (iii) under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s Assets to New Fund solely in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Shareholders in exchange for their Existing Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Existing Fund shares for the New Fund Shares in liquidation of the Existing Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the New Fund Shares received by each shareholder in the Reorganization will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Existing Fund’s Assets
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acquired by New Fund will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Existing Fund in the hands of New Fund will include the period during which those assets were held by the Existing Fund; and (ix) New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Existing Fund and New Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether New Fund or the Existing Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses, except in relation to the qualification of the transfer of the Existing Fund’s Assets to New Fund as a reorganization under Section 368(a)(1) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

(f)	That all actions taken by or on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Blank Rome LLP.
(g)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of NLFT or the Existing Fund, threatened by the Commission.
(h)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(i)	At least 30 days before the Valuation Time, the New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.
(j)	That NLFT shall maintain liability insurance coverage for the of (i) the current Trustees and officers of NLFT, and (ii) the former Trustees and officers of NLFT that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance NLFT currently maintains for the Trustees and officers of NLFT at no additional expense to the Trustees of NLFT or Existing Fund. Such liability insurance shall be in full force and effect on and after the Exchange Date.
(k)	That Rational Advisors, Inc. shall have entered into an expense limitation agreement with MFVIT in respect of the New Fund in the form attached as an exhibit to the registration statement amendment of MFVIT filed on Form N-1A relating to the New Funds, such agreement to be in effect for a term of no less than [two calendar years] from the Exchange Date.
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11. Indemnification.

(a)	Van Hulzen will indemnify and hold harmless MFVIT, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to NLFT or either Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in the case, that is provided in writing by Van Hulzen for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to NLFT or either Existing Fund required to be stated therein or necessary to make the statements relating to NLFT or either Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Van Hulzen. The Indemnified Parties will notify Van Hulzen in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Van Hulzen shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Van Hulzen elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Van Hulzen’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Van Hulzen will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of the Existing Fund and the New Fund represent that there is no person who has dealt with it, or NLFT or MFVIT, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

The Existing Fund and the New Fund may, by mutual consent of the Board of Trustees of NLFT and the Board of Trustees of MFVIT on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. The Existing Fund or the New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [ ], 2017, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund. This Agreement shall automatically terminate upon termination of the Purchase Agreement prior to the consummation of the transactions contemplated thereby.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement together with the Purchase Agreement and all documents and agreements referred to herein and therein supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by the party hereto (including

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Van Hulzen and Managers, solely with respect to any amendments or waivers to the sections identified on the signature page to this Agreement with respect to Van Hulzen or Managers, as the case may be); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Massachusetts business trust.

A copy of the Amended and Restated Agreement and Declaration of Trust of MFVIT is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed by or on behalf of the trustees of MFVIT on behalf of the New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of MFVIT or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Northern Lights Fund Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 (Attention: James Ash) and to MFVIT at [ ].

20. Recourse.

All persons dealing with an Existing Fund or a New Fund (each, a “Fund”) must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, officers, agents and shareholders of either such Fund and the other series of NLFT and MFVIT do not assume any liability for obligations entered into on behalf of any of the Existing Fund or New Funds.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

Each of NLFT and MFVIT shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

The Remainder of this Page Left Intentionally Blank.

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This Agreement may be executed in any number of counterparts, the of which, when executed and delivered, shall be deemed to be an original.

Northern Lights Fund Trust, on behalf of its series listed on Exhibit A

By:
Name: Andrew Rogers
Title: President

Mutual Fund and Variable Insurance Trust, on behalf of its series listed on Exhibit A

By:
Name:
Title:

Solely with respect to Section 5, Rational Advisors, Inc.

By:
Name: Andrew Rogers
Title: President

Solely with respect to Section 5, Van Hulzen Asset Management, LLC

By:
Name:
Title:

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Exhibit A

Existing Fund (Share Class)	The New Fund (Share Class)

Iron Horse Fund (Class A)	Rational Iron Horse Fund (Class A)
Iron Horse Fund (Class I)	Rational Iron Horse Fund (Institutional Class)

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EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Existing Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Existing Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Existing Fund's Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Existing Fund's March 31, 2016 annual report, and from the Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2016, which are both available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the		For the		For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2016		March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$9.98		$10.21		$11.37		$10.60		$10.22		$10.00
Activity from investment operations:
Net investment income (2)	0.01		0.02		0.06		0.08		0.11		0.06
Net realized and unrealized gain on investments	0.16		0.06		0.45		0.93		0.67		0.22
Total from investment operations	0.17		0.08		0.51		1.01		0.78		0.28
Less distributions from:
Net investment income	(0.01)		(0.04)		(0.06)		(0.08)		(0.11)		(0.06)
Net realized gains	(0.15)		(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.16)		(0.31)		(1.67)		(0.24)		(0.40)		(0.06)
Net asset value, end of period	$9.99		$9.98		$10.21		$11.37		$10.60		$10.22
Total return (3)	1.76%	(4)	0.90%		4.51%		9.63%		7.90%		2.79%	(4)
Net assets, at end of period (000s)	$3,633		$8,098		$12,223		$11,842		$10,044		$8,511
Ratio of gross expenses to average net assets before waiver/recapture	2.71%	(6,7)	1.86%		1.57%		1.85%	(6)	2.51%	(6)	3.93%	(6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.95%	(7)	1.95%	(5)	1.85%	(5)	1.85%		1.95%		1.95%	(7)
Ratio of net investment income to average net assets	0.13%	(7)	0.22%		0.49%		0.68%		1.11%		0.87%	(7)
Portfolio Turnover Rate	66%	(4)	279%		265%		114%		77%		43%	(4)

(1)	The Iron Horse Fund’s Class A shares commenced operations on July 7, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

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(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

Class I

	For the		For the		For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2016		March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$9.98		$10.19		$11.35		$10.58		$10.21		$9.39
Activity from investment operations:
Net investment income (2)	0.02		0.06		0.09		0.10		0.14		0.05
Net realized and unrealized gain on investments	0.16		0.05		0.44		0.94		0.67		0.82
Total from investment operations	0.18		0.11		0.53		1.04		0.81		0.87
Less distributions from:
Net investment income	(0.02)		(0.05)		(0.08)		(0.11)		(0.15)		(0.05)
Net realized gains	(0.15)		(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.17)		(0.32)		(1.69)		(0.27)		(0.44)		(0.05)
Net asset value, end of period	$9.99		$9.98		$10.19		$11.35		$10.58		$10.21
Total return (3)	1.82%	(4)	1.24%		4.78%		9.91%		8.17%		9.30%	(4)
Net assets, at end of period (000s)	$7,981		$9,417		$28,191		$19,062		$10,825		$9,615
Ratio of gross expenses to average net assets before waiver/recapture	2.46%	(6,7)	1.50%		1.32%		1.60%	(6)	2.26%	(6)	2.85%	(6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.70%	(7)	1.56%	(5)	1.60%	(5)	1.60%		1.70%		1.70%	(7)
Ratio of net investment income to average net assets	0.37%	(7)	0.63%		0.73%		0.93%		1.37%		1.39%	(7)
Portfolio Turnover Rate	66%	(4)	279%		265%		114%		77%		43%	(7)

(1)	The Iron Horse Fund’s Class I shares commenced operations on November 16, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

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STATEMENT OF ADDITIONAL INFORMATION

January 20, 2017

FOR THE REORGANIZATION OF

Iron Horse Fund

A series of Northern Lights Fund Trust

Class A Shares IHRAX

Class I Shares IHRAX

__________________

IN EXCHANGE FOR SHARES OF

Rational Iron Horse Fund

A series of Mutual Fund and Variable Insurance Trust

Class A Shares IRHAX

Institutional Class IRHIX

17605 Wright Street

Omaha, NE 68154-1150

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, January 20, 2017, for the Special Meeting of Shareholders of Northern Lights Fund Trust (the “NLFT”) with respect to the Iron Horse Fund (the “Existing Fund” ) to be held on February 17, 2017. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between NLFT, on behalf of the Existing Fund, and Mutual Fund and Variable Insurance Trust (“MFVIT”), on behalf of the Rational Iron Horse Fund, a series of MFVIT (the “New Fund”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-800-253-0412. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Table of Contents

Introduction	2
Additional Information About the Funds	2

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INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund’s Class A and Class I shares in exchange for Class A and Institutional Class shares, respectively, of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

Under the Reorganization, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information has not been prepared for the Reorganization because the Existing Fund will be reorganized into a corresponding newly-organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Existing Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for NLFT with respect to the Existing Fund dated July 29, 2016. The audited financial statements and related independent registered public accountants' report for NLFT contained in the Annual Report to Shareholders for the fiscal year ending March 31, 2016, and the Semi-Annual Report to Shareholders for the period ending September 30, 2016, are incorporated herein by reference. Copies are available upon request and without charge by calling 1-855-241-7514.

Further information about the New Fund is contained in and incorporated by reference to the Statement of Additional Information for MFVIT with respect to the New Fund dated January 11, 2017. Copies are available upon request and without charge by calling 1-800-253-0412. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.